William Blair & Company Growth Stock Conference June 23, 2005

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This information or any other written or oral statements made by or on behalf of the company may include forward-looking statements that reflect the company's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this information are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in this information. We believe that these factors include but are not limited to ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of our investments; changes in regulations or laws applicable to us, our subsidiaries, brokers or customers; acceptance of our products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all; decreased demand for our insurance or reinsurance products; loss of the services of any of our executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under our insurance policies; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward- looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward Looking Statements

Issuer: Specialty Underwriters' Alliance, Inc. Exchange / Symbol: NASDAQ / SUAI Shares Offered: 12.7 million shares Offering Price: $9.50 Total Pro Forma Shares: 14.4 million (before 15% over-allotment) Use of Proceeds: Acquire and capitalize licensed insurance company Management Investment: Senior Management/Founders purchasing $1.25MM at offering price less underwriting discount, including conversion of outstanding debt FBR Investment: 1.0 million shares (8.6% pro forma ownership*) Underwriters: Friedman Billings Ramsey (sole book-runner) William Blair & Company Cochran, Caronia & Company Closed: November 23, 2004 *Includes conversion of loan to stock. Initial Public Offering

Senior Management Team Courtney Smith Chairman, President & Chief Executive Officer CFO, CNA Financial President and CEO, CNA Life Accountant, Touche, Ross & Co. President and CEO, TIG Specialty President and CEO, Coregis Group President, P&C Division, Industrial Indemnity Executive Vice President, New Hampshire (AIG) Underwriting Manager, The Hartford Peter Jokiel Executive Vice President, Chief Financial Officer & Director William Loder Senior Vice President, Chief Underwriting Officer & Secretary 30 32 30 Name/Title Years of Experience Prior Experience Managing Director, Underwriting & Programs, TIG Specialty President, Atlanta Region, CNA Financial Underwriting Manager, Commercial Affiliate Marketing, CNA Financial Controller's Office, Aetna Managing Director, Claims, TIG Specialty Senior Vice President, Zenith Insurance Company Chief Claims Officer, Coregis Senior claims positions, Crum & Forster Gary Ferguson Senior Vice President, Chief Claims Officer 37

Innovative Model for Specialty Commercial P&C Program Business Exclusive Programs through four Partner Agents with Significant Premiums Favorable Pricing Environment and Market Acceptance of SUA Brand Clean Balance Sheet and No Legacy Liabilities Key Investment Considerations

National property & casualty insurance company focused on the specialty commercial program segment Approximately $16B - $20B industry Approximately 10% of $200B commercial P&C industry Underwriting profit created by: SUA control of underwriting and claims Very tight terms and conditions Economies of scale through aggregation and automation Wholesale distribution model via exclusive Partner Agents Relatively predictable, low severity, small premium policies (average $10K - $15K) with medium tail exposures What We Do

"Specialty Programs" are narrowly defined groups of small businesses that require tailored coverages to meet their unique risk management needs Specialty Programs typically fall outside the parameters of standard P&C insurers What Are Specialty Programs? "Main Street" Business Wholesale Agent Specialty Division of Insurance Company Tow Truck Operator Retail Insurance Agent Standard Insurance Carrier "Main Street" P&C Insurance Tow Truck Insurance Travelers Hartford Firemen's Fund Marketing Underwriting Claims Systems

Our Model: Long-Term Alignment of Interests

	Typical Program Model	SUA Model
Up-front Commission Paid to Partner Agents	100% (~22% of premiums)	Lower up-front, sufficient to cover costs (~15% of premiums)
Underwriting Profit-based Commission	In limited cases	Significant (up to additional 7% of premiums)
Equity Ownership in Carrier	Typically none	Significant (~$ 1 Million Investment each)
Underwriting Authority	Delegated to agents	SUA controls underwriting
Claims Handling	Outsourced to agents and third parties	SUA controls claims
Exclusivity with Partner Agents	Typically none	5 years
Technology Platform	Multiple systems	Centralized, common platform

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Partner Agents' Profitability SUA has attracted Partner Agents committed to stability and long-term profitability of their books of business of their books of business of their books of business

Our Origination Model The Company has spent the last 18 months identifying Partner Agents, hiring key employees and building the necessary infrastructure Partner Agents selected based on leadership in their specialty segments Partner Agents provide access to approximately 3,500 retail agents through efficient wholesale distribution Rigorous vetting process supported by our actuarial firm and back-office provider * Not an exhaustive list of contemplated insureds. Wholesale Distribution Chain SUA Insureds* Tow Trucks Artisan Contractors General Contractors Small Workers Comp Professional Employers' Organization (PEOs) Public Entities Retail Insurance Agents approximately 3,500 agents SUA Exclusive Partner Agents

SUA Exclusive Partner Agent Pipeline SUA has a strong pipeline beyond its current Partner Agents. Partner Agents Program Lines of Business AEON Towing Repossession Commercial Auto Property Liability American Team Managers Artisan Contractors Small General Contractors California Workers' Comp Other Liability Property Specialty Liability Workers' Comp Risk Transfer Holdings Florida PEO Workers' Comp Workers' Comp Specialty Risk Solutions Public Entities General Liability Workers' Comp Pipeline for Additional Partner Agents Approximately 5-6 other partner agents in active discussions with Company Approximately 5-6 other partner agents in active discussions with Company

Our objective is to prudently deploy our capital. First Quarter Milestones Received B+ rating from A.M. Best Actively issuing policies with current Partner Agents Specialty Risk Solutions Added new Partner Agent for Public Entities - $20MM annual premium volume AEON Insurance Group Added new Repossession/Collateral Recovery Program Expanded Existing Towing Program into 14 additional states (23 states total) American Team Managers Expanded General Contractors' Program to 125 retail agents from 25 Expanded Workers' Compensation Program to 250 retail agents from 35 Risk Transfer Holdings Expanded Professional Employer Organization Program into California and 3 additional southeastern states (GA, AL, SC) Strong pipeline of additional potential Partner Agents

Historical Financials Historical Financials

Comparison to Selected Insurers 1 2 3 4 The peer group trades at a median P/BV of 1.87 x and 2006 P/E of 9.4 x

Innovative Model for Specialty Commercial P&C Program Business Exclusive Programs through four Partner Agents with Significant Premiums Favorable Pricing Environment and Market Acceptance of SUA Brand Clean Balance Sheet and No Legacy Liabilities Key Investment Considerations